UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2024 (February 7, 2024)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S Employer Identification No.
001-38646	Dow Inc. 2211 H.H. Dow Way, Midland, MI 48674 (989) 636-1000	Delaware	30-1128146

001-03433	The Dow Chemical Company 2211 H.H. Dow Way, Midland, MI 48674 (989) 636-1000	Delaware	38-1285128
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange
The Dow Chemical Company	0.500% Notes due March 15, 2 027	DOW/27	New York Stock Exchange
The Dow Chemical Company	1.125% Notes due March 15, 2032	DOW/32	New York Stock Exchange
The Dow Chemical Company	1.875% Notes due March 15, 2040	DOW/40	New York Stock Exchange
The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Dow Inc.	☐	The Dow Chemical Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Dow Inc.	☐	The Dow Chemical Company	☐

Section 8 - Other Events

Item 8.01.	Other Events.
On February 7, 2024, The Dow Chemical Company, a Delaware corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC and SMBC Nikko Securities America, Inc. as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $1.25 billion in aggregate principal amount of notes, consisting of $600,000,000 aggregate principal amount of 5.150% Notes due 2034 (the “2034 Notes”) and $650,000,000 aggregate principal amount of 5.600% Notes due 2054 (the “2054 Notes”, and together with the 2034 Notes, the “Notes”). The Notes were offered and issued pursuant to the Company’s registration statement on Form
S-3
(File
No. 333-265556-01),
filed with the Securities and Exchange Commission on June 13, 2022 (the “Registration Statement”).
In connection with the offering of the Notes, the Company is filing a copy of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form
8-K
and incorporated herein by reference.
On February 9, 2024, the Company completed the offering of the Notes.
The Notes were issued under an Indenture dated as of July 26, 2019 (the “Indenture”), among the Company, Dow Inc., as a party with respect to the sections described therein, and The Bank of New York Mellon Trust Company, N.A., as trustee.
In connection with the offering of the Notes, the Company is filing a legal opinion by counsel regarding the validity of the Notes, attached as Exhibit 5.1 to this Current Report on Form
8-K.
The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes are summaries and are qualified in their entirety by reference to such documents, which are attached as Exhibits 1.1, 4.1, 4.2, and 4.3 to this Current Report on Form
8-K,
respectively, and all of which are incorporated herein by reference.
In addition, the Company is replacing its previously provided legality opinion, attached as Exhibit 5.2 to this
Current
Report on Form
8-K,
with respect to its Dow InterNotes and Medium-Term Notes, which may be offered and sold from time to time as described in the prospectus supplements dated July 22, 2022, relating to the Dow InterNotes and Medium-Term Notes. The Dow InterNotes and Medium-Term Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement.
Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description
1.1*	Underwriting Agreement, dated as of February 7, 2024, among The Dow Chemical Company and the several underwriters named therein.

4.1	Indenture dated as of July 26, 2019, between The Dow Chemical Company, Dow Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (filed as Exhibit 4.3 to the Company’s Annual Report on Form 10-K, filed on February 7, 2020 and incorporated herein by reference).

4.2*	Form of 5.150% Notes due 2034.

4.3*	Form of 5.600% Notes due 2054.

5.1*	Opinion dated February 9, 2024 of Shearman & Sterling LLP.

5.2*	Opinion of Shandell S. Massey, Managing Counsel and Assistant Secretary of the Company, as to the legality of the Dow InterNotes and Medium-Term Notes.

23.1*	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

23.2*	Consent of Shandell S. Massey, Managing Counsel and Assistant Secretary of the Company (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Documents filed with this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC. THE DOW CHEMICAL COMPANY

Dated: February 9, 2024

By:	/s/ ANDREA L. DOMINOWSKI
Andrea L. Dominowski
Controller and Vice President of Controllers